UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 15, 2006

SLC Student Loan Receivables I, Inc.

(as depositor for SLC Private Student Loan Trust 2006-A and authorized agent under the Amended and Restated Trust Agreement, dated as of December 15, 2006, between SLC

                  Student Loan Receivables I, Inc. and Wilmington Trust Company)

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133028	04-3598719
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Washington Boulevard, 9th Floor Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 975-6923

                                            Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Closing of SLC Private Student Loan Trust 2006-A transaction.

On December 15, 2006, SLC Student Loan Receivables I, Inc. (the “Depositor”) and Wilmington Trust Company (the “Owner Trustee”) executed and delivered the Amended and Restated Trust Agreement, dated as of December 15, 2006 (the “Trust Agreement”), which amended and restated the Short-Form Trust Agreement, dated as of December 8, 2006, between the Depositor and the Owner Trustee, pursuant to which SLC Private Student Loan Trust 2006-A (the “Trust”) was formed.

On December 15, 2006, The Student Loan Corporation, a Delaware corporation (“SLC”), and the Depositor executed and delivered the Master Terms Purchase Agreement, dated as of December 15, 2006 (together with the related purchase agreement and other agreements thereunder, the “Purchase Agreement”), pursuant to which certain private student loans (the “Student Loans”) were sold by SLC to the Depositor.  On December 15, 2006, the Depositor and the Trust executed and delivered the Master Terms Sale Agreement, dated as of December 15, 2006 (together with the related sale agreement and other agreements thereunder, the “Sale Agreement”), pursuant to which the Student Loans were sold by the Depositor to the Trust.

On December 15, 2006, the Trust issued its Student Loan Asset-Backed Notes in the following class designations: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B and Class C, having an aggregate principal amount of $3,054,755,000 (collectively, the “Notes”).  The Notes were issued pursuant to the Indenture, dated as of December 15, 2006 (the “Indenture”) among the Trust, U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), and Citibank, N.A., as indenture administrator (the “Indenture Administrator”).  The Notes were sold to Citigroup Global Markets Inc. (“Citigroup”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Goldman, Sachs & Co. (“Goldman Sachs,” and together with Citigroup and Merrill Lynch, the “Underwriters”) pursuant to the Underwriting Agreement, dated as of December 11, 2006 (the “Underwriting Agreement”), between the Trust, SLC and the Underwriters.

In addition to the Trust Agreement, the Purchase Agreement, the Sale Agreement, the Indenture and the Underwriting Agreement, in connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Adminstration Agreement, dated as of December 15, 2006 (the “Administration Agreement”), among the Trust, the Administrator, the Depositor and the Servicer, pursuant to which the Administrator has agreed to act as administrator of the Trust, (b) the Sub-Administration Agreement, dated as of December 15, 2006, between CitiMortgage, Inc. (the “Sub-Administrator”) and the Administrator, pursuant to which the Sub-Administrator has agreed to perform certain duties of the Administrator under the Administration Agreement, (c) the Servicing Agreement, dated as of December 15, 2006 (the “Servicing Agreement”), among SLC, as servicer (in such capacity, the “Servicer”), SLC, as administrator (in such capacity, the “Administrator”), and the Trust, pursuant to which the Servicer has agreed to service the Student Loans, (d) the Subservicing Agreement, dated as of December 15, 2006 (the “Subservicing Agreement”), between Citibank (South Dakota), National Association (in such capacity, the “Subservicer”) and the Servicer, pursuant to which the Subservicer has agreed to act as subservicer with respect to the Student Loans, (e) the Custody Agreement, dated as of December 15, 2006 (the “Custody Agreement”), among Citibank (South Dakota), National Association (in such capacity, the “Custodian”), the Servicer, the Trust and the Indenture Trustee, pursuant to which the Custodian has agreed to act as custodian of certain student loan notes and other related documents related to the Student Loans, and (f) the interest rate swap agreement documented on a 1992 ISDA Master Agreement (Multicurrency-Cross Border) together with the related schedule, credit support annex and confirmation, dated as of December 7, 2006 (the “Swap Agreement”), between the Trust and Goldman Sachs Mitsui Marine Derivative Products, L.P. (the “Swap Counterparty”).

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of the sale of the Notes to purchase the Student Loans pursuant to the Sale Agreement.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits:

Exhibit 1.1

Underwriting Agreement, dated as of December 11, 2006, among the Trust, SLC, Citigroup, Merrill Lynch and Goldman Sachs.

Exhibit 4.1

Indenture, dated as of December 15, 2006, among the Trust, the Indenture Trustee and the Indenture Administrator.

Exhibit 4.2

Amended and Restated Trust Agreement, dated as of December 15, 2006, between the Depositor and the Owner Trustee.

Exhibit 5.1

Opinion of Richards, Layton, & Finger, P.A., dated as of December 15, 2006, with respect to due authorization, execution and delivery of the Notes.

Exhibit 5.2

Opinion of McKee Nelson LLP, dated as of December 15, 2006, with respect to enforceability and legality of the Notes.

Exhibit 8.1

Opinion of McKee Nelson LLP, dated as of December 15, 2006, with respect to tax matters related to the Notes.

Exhibit 23.1

Consent of McKee Nelson LLP, dated as of December 15, 2006 (included in Exhibit 5.2 and Exhibit 8.1).

Exhibit 99.1

Master Terms Purchase Agreement, dated as of December 15, 2006, between SLC, as seller, and the Depositor, as purchaser.

Exhibit 99.2

Master Terms Sale Agreement, dated as of December 15, 2006, between the Depositor, as seller, and the Trust, as purchaser.

Exhibit 99.3

Servicing Agreement, dated as of December 15, 2006, among the Trust, the Servicer and the Administrator.

Exhibit 99.4

Subservicing Agreement, dated as of December 15, 2006, between the Depositor and the Owner Trustee.

Exhibit 99.5

Administration Agreement, dated as of December 15, 2006, among the Trust, the Depositor, the Servicer and the Administrator.

Exhibit 99.6

Sub-Administration Agreement, dated as of December 15, 2006, between the Administrator and the Sub-Administrator.

Exhibit 99.7

Custody Agreement, dated as of December 15, 2006, among the Trust, the Indenture Trustee and the Custodian.

Exhibit 99.8

Swap Agreement, dated as of December 7, 2006, between the Trust and the Swap Counterparty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLC Student Loan Receivables I, Inc.

By:

  /s/  Bradley Svalberg________

Name:

Bradley Svalberg

Title:

Treasurer

Dated: December 15, 2006

EXHIBIT INDEX

Exhibit No.

Description

1.1

Underwriting Agreement, dated as of December 11, 2006, among the Trust, SLC, Citigroup, Merrill Lynch and Goldman Sachs.

4.1

Indenture, dated as of December 15, 2006, among the Trust, the Indenture Trustee and the Indenture Administrator.

4.2

Amended and Restated Trust Agreement, dated as of December 15, 2006, between the Depositor and the Owner Trustee.

5.1

Opinion of Richards, Layton, & Finger, P.A., dated as of December 15, 2006, with respect to due authorization, execution and delivery of the Notes.

5.2

Opinion of McKee Nelson LLP, dated as of December 15, 2006, with respect to enforceability and legality of the Notes.

8.1

Opinion of McKee Nelson LLP, dated as of December 15, 2006, with respect to tax matters related to the Notes.

23.1

Consent of McKee Nelson LLP, dated as of December 15, 2006 (included in Exhibit 5.2 and Exhibit 8.1).

99.1

Master Terms Purchase Agreement, dated as of December 15, 2006, between SLC, as seller, and the Depositor, as purchaser.

99.2

Master Terms Sale Agreement, dated as of December 15, 2006, between the Depositor, as seller, and the Trust, as purchaser.

99.3

Servicing Agreement, dated as of December 15, 2006, among the Trust, the Servicer and the Administrator.

99.4

Subservicing Agreement, dated as of December 15, 2006, between the Depositor and the Owner Trustee.

99.5

Administration Agreement, dated as of December 15, 2006, among the Trust, the Depositor, the Servicer and the Administrator.

99.6

Sub-Administration Agreement, dated as of December 15, 2006, between the Administrator and the Sub-Administrator.

99.7

Custody Agreement, dated as of December 15, 2006, among the Trust, the Indenture Trustee and the Custodian.

99.8

Swap Agreement, dated as of December 7, 2006, between the Trust and the Swap Counterparty.